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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 22, 2003
                                -----------------


                       REEVES TELECOM LIMITED PARTNERSHIP
                  (name changed from Reeves Telecom Associates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 South Carolina                    110-9305               57-0700063
----------------                 -----------           ----------------
 (State or other                 (Commission           (I.R.S. Employer
 jurisdiction of                 File Number)           Identification
incorporation or
  organization)


                       c/o Grace Property Management, Inc.
                               55 Brookville Road
                            Glen Head, New York 11545
                    ----------------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (516) 686-2201
                                 ---------------



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Item 4.  Changes in Registrant's Certifying Accountant.

         On December 22, 2003 Reeves Telecom Limited Partnership (the "Partnership") dismissed PricewaterhouseCoopers LLP as the Partnership's independent accountants and engaged Lynch & Howard, P.A. in that capacity. The Board of Directors of Grace Property Management, Inc., the general partner of the Partnership, made such determination.

          The reports of PricewaterhouseCoopers LLP on the Partnership's financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that those reports contained an explanatory paragraph expressing substantial doubt regarding the Partnership's ability to continue as a going concern.

         In connection with its audits for the two (2) most recent fiscal years and through December 22, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two (2) most recent fiscal years and through December 22, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Partnership provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and has requested PricewaterhouseCoopers LLP to furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Attached as
Exhibit 16 is a copy of PricewaterhouseCoopers LLP's letter, dated December 29, 2003.

         At no time during the Partnership's past two (2) fiscal years or the period from January 1, 2003 to December 22, 2003 did the Partnership consult with Lynch & Howard, P.A. with respect to any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 16 - Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 29, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REEVES TELECOM LIMITED PARTNERSHIP


                                    By: /s/ DAVIS P. STOWELL
                                        --------------------------------
                                        Davis P. Stowell
                                        President
                                        Grace Property Management, Inc.,
                                        General Partner



Date: December 29, 2003